UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2018

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Section 8 – Other Events

Item 8.01. Other Events

On November 6, 2018, Armstrong World Industries, Inc. (the “Company”) issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.175 per share of outstanding common stock payable on December 14, 2018 to shareholders of record as of the close of business on December 4, 2018. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No. 99.1	Press Release of Armstrong World Industries, Inc. dated November 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Mark A. Hershey
Mark A. Hershey
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

Date: November 6, 2018

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